SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))
    /x/      Definitive Proxy Statement
    / /      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Section 240.14a-11(c) or
             Section 240.14a-12


                                WHX CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    /X/      No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

    (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5)      Total fee paid:

--------------------------------------------------------------------------------

    / /      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)      Amount Previously Paid:

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    (2)      Form, Schedule or Registration Statement No.:

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    (3)      Filing Party:

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    (4)      Date Filed:

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

                                 WHX Corporation
                              110 East 59th Street
                            New York, New York 10022


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         To be held on November 8, 1999



To Our Stockholders:

                  We invite you to attend a special meeting of stockholders of WHX Corporation (the "Company") at the DuPont Hotel, 11th & Market Streets, Wilmington, Delaware 19801 beginning at 11:00 a.m. on Monday, November 8, 1999. At the special meeting you will consider and act on the following matters:

         1. To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001 (the "Termination Date"), to eliminate the right of stockholders to call a special meeting of stockholders and to permit only the Chairman of the Board or the Board of Directors to call special meetings of stockholders;

         2. To amend the Certificate of Incorporation and the By-Laws, until the Termination Date, to eliminate stockholder action by written consent;

         3. To amend the Certificate of Incorporation to require, until the Termination Date, an affirmative vote of 66-2/3% of the voting power of the then outstanding shares of any class or series of capital stock of the Company entitled to vote generally in the election of directors in order (a) to amend, repeal or adopt provisions inconsistent with any of the adopted amendments to the Certificate of Incorporation proposed herein and (b) for the stockholders to amend or repeal any provision of the By-Laws, and to make a corresponding amendment to the By- Laws with respect to By-Law amendments; and

         4. To consider and transact such other business as may properly come before the special meeting or any adjournment thereof.

                  This booklet contains a proxy statement with respect to the special meeting. The proxy statement tells you more about the agenda and procedures for the special meeting. It also describes the proposals to be considered at the special meeting.

                  Only stockholders of record at the close of business on September 20, 1999 are entitled to attend and vote at the special meeting and any adjournments thereof. Even if you only own a few shares, we want your stock to be represented at the special meeting. I urge you to promptly complete, date, sign and return your proxy card in the enclosed envelope.

                  We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                        Sincerely yours,



                                        MARVIN L. OLSHAN
                                        Secretary
Dated:   New York, New York
         September 28, 1999

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022


                                PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                November 8, 1999



                               GENERAL INFORMATION


         This proxy statement contains information related to a special meeting of stockholders of WHX Corporation (the "Company") to be held on Monday, November 8, 1999, beginning at 11:00 a.m., at the DuPont Hotel, 11th & Market Streets, Wilmington, Delaware 19801, and at any postponements or adjournments thereof (the "Meeting").

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE MEETING?

         The Meeting is being called for the stockholders to consider and act on the following matters:

         1. To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001 (the "Termination Date"), to eliminate the right of stockholders to call a special meeting of stockholders and to permit only the Chairman of the Board or the Board of Directors to call special meetings of stockholders;

         2. To amend the Certificate of Incorporation and the By-Laws, until the Termination Date, to eliminate stockholder action by written consent;

         3. To amend the Certificate of Incorporation to require, until the Termination Date, an affirmative vote of 66-2/3% of the voting power of the then outstanding shares of any class or series of capital stock of the Company entitled to vote generally in the election of directors ("Voting Stock") in order (a) to amend, repeal or adopt provisions inconsistent with any of the adopted amendments to the Certificate of Incorporation proposed herein and (b) for the stockholders to amend or repeal any provision of the By-Laws, and to make a corresponding amendment to the By-Laws with respect to By-Law amendments; and

         4. To consider and transact such other business as may properly come before the Meeting or any adjournment thereof.

WHO MAY VOTE

         Stockholders of the Company, as recorded in our stock register on September 20, 1999, may vote at the Meeting. As of this date, we had 15,031,416 shares of common stock eligible to vote. We have only one class of voting shares. All shares in this class have equal voting rights of one vote per share.

HOW TO VOTE

         You may vote in person at the Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Meeting. You can always change your vote at the Meeting.

HOW PROXIES WORK

         Our Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Meeting in the manner you direct. You may vote for or against or abstain from voting on any of the proposals.

         If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of all of the proposals.

         You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy card we receive from you will determine how we will vote your shares.

REVOKING A PROXY

         There are three ways to revoke your proxy. First, you may submit a new proxy with a later date up until the existing proxy is voted. Secondly, you may vote in person at the Meeting. Lastly, you may notify our corporate secretary in writing at our principal executive offices, 110 East 59th Street, New York, New York 10022.

QUORUM

         In order to carry on the business of the Meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either by proxy or in person. Shares that we own are not voted and do not count for this purpose. The Meeting may be adjourned by the Board of Directors in its discretion.

VOTES NEEDED

         For each of the proposals to be approved, we require the favorable vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes count for quorum purposes and have the same effect as negative votes for voting purposes. Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular proposal. Brokers that do not receive instructions are not entitled to vote on the proposals to be considered at the Meeting.

ATTENDING IN PERSON

         Only stockholders, their proxy holders, and our invited guests may attend the Meeting. If you wish to attend the Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and an identification with a photo to the Meeting. For example, you could bring an account statement showing that you owned WHX Corporation shares as of September 20, 1999 as acceptable proof of ownership.


                                  THE PROPOSALS

                  Proposals 1 through 3 in this Proxy Statement are proposals to amend the Company's Certificate of Incorporation, as amended to date (the "Certificate of Incorporation"), and By-Laws, as amended to date (the "By-Laws"), which amendments, as discussed below, may have certain anti-takeover effects. The following discussion describes the general consequences to stockholders of the Company of these proposals and should be read in conjunction with the individual discussions with respect to each proposal.

                  The Board of Directors has evaluated the potential vulnerability of the Company's stockholders to the threat of unfair or coercive takeover tactics and, although the Board of Directors is not currently aware of any such threat, has considered the range of possible responses to any such threat. The Board has unanimously approved, and recommends to the Company's stockholders for their approval, the amendments to the Certificate of
Incorporation and By-Laws described in Proposals 1 through 3 set forth below. Proposals 1 through 3 are referred to collectively as the "Amendments" and each individually as an "Amendment." Under Delaware law, each of the proposed Amendments described in Proposals 1 through 3 requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock.

                  The Amendments involve related amendments to the Certificate of Incorporation and By-Laws designed to assist the Company's stockholders in obtaining fair and equitable treatment in the event of a threatened takeover of the Company. The Amendments, if approved, will: (i) until the Termination Date, eliminate the right of stockholders to call a special meeting of stockholders and permit only the Chairman of the Board or the Board of Directors to call special meetings of stockholders; (ii) until the Termination Date, eliminate stockholder action by written consent; and (iii) until the Termination Date, require an affirmative vote of 66-2/3% of the Voting Stock in order

(a) to amend, repeal or adopt any provision inconsistent with any of the adopted Amendments to the Certificate of Incorporation proposed herein and (b) for the stockholders to amend or repeal any provision of the By-Laws. Reference is made to each of Proposals 1-3 for a complete discussion of the Amendments and the exact text thereof.

                  The Amendments are not in response to any effort, of which the Company is aware, to accumulate Common Stock or to obtain control of the Company. The Board has observed the relatively common use of certain coercive takeover tactics in recent years, including the accumulation of substantial common stock positions as a prelude to a threatened takeover or corporate restructuring, proxy fights and partial tender offers and the related use of "two-tiered" pricing. The Board believes that the use of these tactics can place undue pressure on a corporation's board of directors and stockholders to act hastily and on incomplete information. These tactics can be highly disruptive to a corporation, as well as divert valuable corporate resources and result in unfair differences in treatment of stockholders who act immediately in response to announcements of takeover activity and those who choose to act later, if at all. The Amendments are intended to encourage persons seeking to acquire control of the Company prior to the Termination Date to initiate such an acquisition through arm's-length negotiations with the Board.

                  While the Amendments, individually and collectively, give added protection to the Company's stockholders and may help the Company obtain the best price in a potential transaction, they may also have the effect, prior to the Termination Date, of deterring and discouraging a merger, tender offer or proxy contest, even if such transaction or event may be favorable to the interests of some or all of the Company's stockholders. The Amendments may also, until the Termination Date, delay the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management, even if such removal might be beneficial to some or all of the stockholders. Furthermore, the Amendments may also have the effect, until the Termination Date, of deterring or frustrating certain types of future takeover attempts that may not be approved by the incumbent Board, but that the holders of a majority of the shares of Common Stock may deem to be in their best interests or in which some or all of the stockholders may receive a substantial premium over prevailing market prices for their stock. By discouraging takeover attempts, the Amendments also could have the incidental effect, until the Termination Date, of inhibiting (i) certain changes in management (some or all of the members of which might be replaced in the course of a change of control) and (ii) the temporary fluctuations in the market price of Common Stock that often result from actual or rumored takeover attempts.

                  In addition to the proposed Amendments, certain existing provisions of the Certificate of Incorporation and By-Laws and of Delaware law may be deemed to have anti-takeover effects which could discourage, delay or prevent a change in control of the Company or dilute the public ownership of the Company, even if such transaction or occurrence may be favorable to the interest of some or all of the Company's stockholders. These consist of (i) the authority of the Board to issue authorized but unissued common and preferred stock, (ii) the Company's classified board of directors, (iii) a provision that directors may be removed only for cause, (iv) an advance notice provision with respect to stockholder nominations and proposals, (v) the authority of the Board to fix the number of directors and fill vacancies on the Board and (vi) the provisions of Section 203 of the Delaware Corporation Law (the "Delaware GCL") which prescribe certain voting requirements for a business combination with an interested stockholder. Please see Appendix A attached hereto and incorporated herein by reference for a discussion of such provisions. No other anti-takeover amendments to the Certificate of Incorporation or By-Laws are currently contemplated by the Board other than the proposals contained in this Proxy Statement.

                  The Board recognizes that a takeover might in some circumstances be beneficial to some or all of the Company's stockholders but, nevertheless, believes that the stockholders as a whole will benefit from the adoption of the Amendments. The Board further believes that it is preferable to act on the proposed Amendments when they can be considered carefully rather than hastily during an unsolicited bid for control.

                  If the Company's stockholders approve any or all of the Amendments, the Company will file with the Secretary of State of the State of Delaware an amendment to the Certificate of Incorporation that reflects the Amendments which have been approved containing the provisions as set forth under each proposal. The approved Amendments to the Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate with respect to such Amendment. The approved Amendments to the By-Laws will become effective immediately upon approval by the Company's stockholders. Each of the Amendments adopted by the Company's stockholders at the Meeting will become effective regardless of whether any of the other Amendments to be acted upon at the Meeting are adopted.

                  Stockholders   are  urged  to  read  carefully  the  following
descriptions and discussions of each of the proposed Amendments before voting on the Amendments.

                       -----------------------------------
                                   PROPOSAL 1

                           LIMITATIONS ON STOCKHOLDERS
                        WITH RESPECT TO SPECIAL MEETINGS
                       -----------------------------------


ABILITY TO CALL SPECIAL MEETINGS OF THE STOCKHOLDERS

                  Article II, Section 2.2 of the By-Laws currently provides that special meetings of stockholders may be called by a majority of the Board of Directors or by the Secretary at the request of the holders of a majority of the Company's Voting Stock. The Board has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the By-Laws to include a provision that, until the Termination Date, special meetings of stockholders may be called only by a majority of the Board or the Chairman of the Board and that, until the Termination Date, stockholders of the Company will not be permitted to call a special meeting or to require that the Board call a special meeting of stockholders. At the Meeting, stockholders will be asked to consider and vote on this proposed Amendment.

ANALYSIS OF PROPOSAL 1

                  The proposed Amendment will provide for the orderly conduct of all Company affairs at special meetings of stockholders. Accordingly, until the Termination Date, a stockholder could not force stockholder consideration of a proposal over the opposition of the Board by calling a special meeting of stockholders prior to the next annual meeting or prior to such time that the Board believed such consideration to be appropriate. As a result, the Board would have the opportunity to inform other stockholders adequately of the matters to be considered at any special meeting of stockholders.

                  Persons attempting a takeover bid could be delayed or deterred by not being able to propose a transaction at a time advantageous for them. For these reasons, this proposed Amendment may have an anti-takeover effect. The Board, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 1, see the section entitled "The Proposals" above.

PROPOSED RESOLUTIONS

                  RESOLVED,   that  Article   EIGHTH  of  the   Certificate   of
Incorporation be amended to read in its entirety as follows:

                           "EIGHTH:  Subject to the rights of the holders of any
                  class of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation may be effected at an annual or special meeting of stockholders of the Corporation and may also be effected by any consent in writing by such stockholders in accordance with the provisions of this Article EIGHTH. Unless otherwise provided in this Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Voting Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notwithstanding the foregoing provisions of this paragraph, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action as a separate class by written consent to such extent, if any, as may be provided in the terms of such series. Subject to the rights of the holders of any class of Preferred Stock, until June 30, 2001, a special meeting of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, and the Stockholders shall have no power to cause the Chairman of the Board or the Board of Directors to call a special meeting of stockholders. After June 30, 2001, a special meeting of stockholders may be called by the Chairman of the Board, by the Board of Directors pursuant to a resolution adopted by the Whole Board or by the Secretary at the direction of a majority of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class."

                  RESOLVED, that Section 2.2 of Article II of the By-Laws be amended by deleting the existing Section 2.2 and adding a new Section 2.2 which incorporates substantially the provisions set forth in the preceding resolution and other provisions, if any, as may be necessary to make the By-Laws consistent with this Amendment.

REQUIRED VOTE

                  The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 1.

                        The Board of Directors Recommends
                             That You Vote "FOR" the
                             Approval of Proposal 1

                         -------------------------------
                                   PROPOSAL 2

                           AMENDING THE CERTIFICATE OF
                          INCORPORATION AND BY-LAWS TO
                          ELIMINATE STOCKHOLDER ACTION
                               BY WRITTEN CONSENT
                         -------------------------------



ABILITY OF STOCKHOLDERS TO ACT BY WRITTEN CONSENT

                  Under Delaware law, unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken by stockholders of a corporation may be taken without a meeting, without prior notice and without a stockholder vote, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such an action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. Currently, the Certificate of Incorporation does not prohibit such action by written consent. The Board of Directors has adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation and a corresponding amendment to the By-Laws to provide, until the Termination Date, that actions required or permitted to be taken at any annual or special meeting of the stockholders may be taken only upon the vote of the stockholders at a meeting duly called and may not be taken by written consent of the stockholders; after the Termination Date, such action will be governed by the Delaware GCL. The Delaware GCL currently provides that, unless otherwise provided in the certificate of incorporation, any action to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding Voting Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. At the Meeting, stockholders will be asked to consider and vote on this proposed Amendment.

ANALYSIS OF PROPOSAL 2

                  The adoption of this proposal would eliminate, until the Termination Date, the ability of the Company's stockholders to act by written consent in lieu of a meeting. It is intended to prevent solicitation of consents by stockholders seeking to effect changes without giving all of the Company's stockholders entitled to vote on a proposed action an adequate opportunity to participate at a meeting where such proposed action is considered. This proposed Amendment would prevent a takeover bidder holding or controlling a large block of the Company's voting stock from using the written consent procedure to take stockholder action unilaterally.

                  This Amendment, if adopted, would insure that all stockholders would have advance notice of any attempted major corporate action by stockholders, and that all stockholders would have an equal opportunity to participate at the meeting of stockholders where such action was being considered. It would enable the Company to set a record date for any stockholder voting and would reduce the possibility of disputes or confusion regarding the validity of purported stockholder action. This Amendment, while in effect, would also encourage a potential acquirer to negotiate directly with the Board of Directors. The Board of Directors believes that this change to eliminate, until the Termination Date, stockholder action by written consent is desirable to avoid untimely action in a context that might not permit stockholders to have the full benefit of the knowledge, advice and participation of the Company's management and Board of Directors. In the event of a proposed acquisition of the Company, the Board of Directors believes that the interests of stockholders would best be served by a transaction that resulted from negotiations based on careful consideration of the proposed terms. Although there can be no certainty as to the result of any particular negotiations, the Board of Directors believes that the intended effect of Proposal 2 of promoting negotiations concerning any proposed acquisition of the Company, with the bargaining power in the Board of Directors, would be in the long-term interests of the Company and its stockholders. This proposed Amendment is in accordance with the Delaware GCL, which provides that stockholders of a corporation may act by written consent unless otherwise provided by the corporation's certificate of incorporation.

                  Persons attempting a takeover bid prior to the Termination Date could be delayed or deterred by not being able to propose a transaction at a time advantageous for them. This provision may also increase management's and the Board of Directors' ability to retain their positions with the Company and to resist a transaction that may be deemed advantageous by even a majority of the stockholders. For these reasons, this Proposal may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 2, see the section entitled "The Proposals" above.

PROPOSED RESOLUTIONS

                  RESOLVED,   that  Article   EIGHTH  of  the   Certificate   of
Incorporation be amended to read in its entirety as follows:

                           "EIGHTH:  Subject to the rights of the holders of any
                  class of Preferred Stock, until June 30, 2001, no action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior written notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. After June 30, 2001, the power of the stockholders to act by written consent without a meeting, without prior notice and without a vote shall be as provided by the Delaware GCL. Notwithstanding the foregoing provisions of this paragraph, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action as a separate class by written consent to such extent, if any, as may be provided in the terms of such series. Subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called by the Chairman of the Board, by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board or by the Secretary at the direction of a majority of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class."

                  RESOLVED, that the By-Laws be amended by deleting the existing
Section 2.9 of Article II and adding a new Section 2.9 which incorporates substantially the provisions set forth in the preceding resolution and other provisions, if any, as may be necessary to make the By-Laws consistent with this Amendment.

REQUIRED VOTE

                  The Affirmative vote of holders of a majority of the Shares outstanding and entitled to vote at the Meeting is required to approve Proposal 2.

                        The Board of Directors Recommends
                             That You Vote "FOR" the
                             Approval of Proposal 2

APPROVAL OF PROPOSAL 1 AND PROPOSAL 2

                  In the event Proposal 1 and Proposal 2 are both approved, Article EIGHTH of the Certificate of Incorporation shall be amended to read in its entirety as follows:

                           "EIGHTH:  Subject to the rights of the holders of any
                  class of Preferred Stock, until June 30, 2001, no action of stockholders of the Corporation required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting of stockholders, without prior written notice and without a vote, and the power of stockholders of the Corporation to consent in writing to the taking of any action without a meeting is specifically denied. After June 30, 2001, the power of the stockholders to act by written consent without a meeting, without prior notice and without a vote shall be as provided by the Delaware GCL. Notwithstanding the foregoing provisions of this paragraph, the holders of any series of Preferred Stock of the Corporation shall be entitled to take action as a separate class by written consent to such extent, if any, as may be provided in the terms of such series. Subject to the rights of the holders of any class of Preferred Stock, until June 30, 2001, a special meeting of the stockholders may be called only by the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board and the Stockholders shall have no power to cause the Chairman of the Board or the Board of Directors to call a special meeting of stockholders. After June 30, 2001, a special meeting of stockholders may be called by the Chairman of the Board, by the Board of Directors pursuant to a resolution adopted by the Whole Board or by the Secretary at the direction of a majority of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class."

                       ------------------------------------
                                   PROPOSAL 3

                           AMENDING THE CERTIFICATE OF
                          INCORPORATION AND BY-LAWS TO
                       REQUIRE SUPERMAJORITY VOTE TO AMEND
                                ADOPTED PROPOSALS
                         OR ANY PROVISION OF THE BY-LAWS
                       ------------------------------------




SUPERMAJORITY VOTE TO AMEND ADOPTED PROPOSALS AND BY-LAWS

                  The Delaware GCL provides that a corporation's certificate of incorporation may be amended by the vote of a majority of the shares of common stock outstanding and entitled to vote, unless the relevant provision of the certificate of incorporation requires the vote of a greater number or proportion than a majority, in which case such provisions may not be amended, altered or repealed except by such greater vote. Article THIRTEENTH of the Certificate of Incorporation currently provides for amendment of the Certificate of Incorporation by a majority of the outstanding Voting Stock, except for the classified board and director removal provisions which may only be amended by a vote of 66-2/3% of the voting stock.

                  The Delaware GCL further confers sole authority to adopt, amend or repeal a corporation's by-laws on the stockholders unless the certificate of incorporation also confers such a power upon the board of directors. Article SEVENTH of the Certificate of Incorporation expressly confers the power to amend the By-Laws upon the Board of Directors, provided, however, that the stockholders may change or repeal any By-Law adopted by the Board of Directors.

                  The Board of Directors has adopted, subject to stockholder approval, amendments to the Certificate of Incorporation to require, until the Termination Date, the affirmative vote of holders of 66-2/3% of the Voting Stock
(a) to amend or repeal, or to adopt any provisions inconsistent with, any of the provisions added to the Certificate of Incorporation by Proposals 1 and 2 above and this Proposal 3 and (b) for the stockholders to amend or repeal any provision of the ByLaws, and has adopted, subject to stockholder approval, corresponding amendments to the By-Laws as required. At the Meeting, stockholders will be asked to consider and vote on this proposed Amendment.

ANALYSIS OF PROPOSAL 3

                  Proposal 3, by limiting, until the Termination Date, the manner in which the Amendments and the By-Laws may be amended or repealed, is intended not only to promote continuity of operations and thereby enhance the Company's ability to attain its long term goals, but also to allow the Board of Directors to more effectively manage the affairs of and internal operating procedures of the Company. Proposal 3 will have the effect, until the Termination Date, of making it more difficult for stockholders to change the Amendments which have been adopted and other By- Law provisions. This may further discourage potentially unfriendly bids for shares of the Company. For these reasons, Proposal 3 may have an anti-takeover effect. The Board of Directors, however, is not aware of any efforts to obtain control of the Company, and the proposal of this measure is not in response to any such efforts. For a general discussion of certain anti-takeover effects of Proposal 3, see the section entitled "The Proposals" above.

PROPOSED RESOLUTIONS

                  RESOLVED, that a new Article FOURTEENTH of the Certificate of Incorporation be added as follows:

                           "FOURTEENTH:  Until June 30,  2001 and subject to the
                  provisions of Article THIRTEENTH, Article SEVENTH, Article EIGHTH and this Article FOURTEENTH shall not be amended, modified or repealed, and no provision inconsistent with any such provision shall become part of this Certificate of Incorporation, unless such matter is approved by the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article FOURTEENTH shall be in addition to any other vote of the stockholders that may be required by law, this Certificate of Incorporation, the By-Laws of the Corporation, any agreement with a national securities exchange or otherwise."

                  RESOLVED,   that  Article   SEVENTH  of  the   Certificate  of
Incorporation be amended to read in its entirety as follows:

                  "SEVENTH: In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal the By-Laws of the Corporation, subject to the power of the holders of the capital stock of the Corporation to alter, amend or repeal the By-Laws. Until June 30, 2001, no adoption, alteration, amendment or repeal of a By-Law by action of stockholders shall be effective unless approved by the affirmative vote of the holders of not less than 66-2/3% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class.

                  Any vote of stockholders required by this Article SEVENTH shall be in addition to any other vote of stockholders that may be required by law, this Certificate of Incorporation, the By-Laws of the Corporation, any agreement with a national securities exchange or otherwise."

                  RESOLVED, that the By-Laws be amended by deleting the existing
Article VII and adding a new Article VII containing a provision substantially the same as the provision set forth in the immediately preceding resolution and other provisions, if any, as may be necessary to make the By-Laws consistent with this Amendment.


REQUIRED VOTE

                  The affirmative vote of a majority of the Common Stock outstanding and entitled to vote at the Meeting is required to approve Proposal 3.

                        The Board of Directors Recommends
                             That You Vote "FOR" the
                             Approval of Proposal 3

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


                  The following table sets forth information concerning ownership of the Common Stock of the Company outstanding at September 20, 1999, by (i) each person known by the Company to be the beneficial owner of more than five (5%) percent of its Common Stock, (ii) each director, (iii) each of the named executive officers and (iv) by all directors and executive officers of the Company as a group. Unless otherwise indicated, each stockholder has sole voting power and sole dispositive power with respect to the indicated shares.


                                              Shares              Percentage
Name and Address of Beneficial Owner (1)   Beneficially Owned     of Class (2)
----------------------------------------  -------------------     ------------

Merrill Lynch & Co., Inc. (3)
World Financial Center, North Tower
250 Vesey Street
New York, New York 10281                        990,116               6.6%
Lazard Freres & Co. LLC (4)
30 Rockefeller Plaza
New York, New York 10020                      1,521,000              10.1%
Founders Financial Group, L.P. (5)
53 Forest Avenue
Old Greenwich, Connecticut 06870              1,459,549               9.7%
WPN Corp.
110 East 59th Street
New York, New York 10022                      1,362,816(6)            8.4%
Donald Smith & Co., Inc. (7)
East 80, Route 4
Paramus, New Jersey 07652                     1,350,000               9.0%
Dimensional Fund Advisors, Inc. (8)
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401                1,275,325               8.5%
Gabelli Funds, Inc. (9)
One Corporate Center,
Rye, New York 10580                           1,477,983               9.8%

                                              Shares              Percentage
Name and Address of Beneficial Owner (1)   Beneficially Owned     of Class (2)
----------------------------------------  -------------------     ------------

Alliance Capital Management L.P. (10)
1290 Avenue of the Americas
New York, New York 10580                      1,162,100               7.7%
Canyon Capital Advisors LLC (11)
9665 Wilshire Boulevard
Suite 200
Beverly Hills, California 90212               1,134,100               7.5%
Dewey Square Investors Corporation (12)
One Financial Center
Boston, Massachusetts 02111                     866,419               5.8%
Ronald LaBow                                  1,362,816(6)            8.4%
Neil D. Arnold                                   44,666(13)         *
Paul W. Bucha                                    59,666(13)         *
Robert A. Davidow                                92,034(14)         *
William Goldsmith                                49,999(13)         *
Robert D. LeBlanc                               105,569(15)         *
Marvin L. Olshan                                 50,999(14)         *
Raymond S. Troubh                                49,999(13)         *
James G. Bradley                                 86,667(13)         *
Howard A. Mileaf                                 25,000(13)         *
Arnold Nance                                     34,883(16)         *
John R. Scheessele                                    0              0
All Directors and Executive Officers as a
Group (13 Persons)                            1,962,298(17)          11.7%



*        less than one percent.

(1) Each director and executive officer has sole voting power and sole dispositive power with respect to all shares beneficially owned by him unless otherwise indicated.

(2) Based upon shares of Common Stock outstanding at September 20, 1999 of 15,031,416 shares.

(3) Based on a Schedule 13G/A filed in July 1999, Merrill Lynch & Co., Inc. ("ML&Co.") on behalf of Merrill Lynch Asset Management Group ("AMG"), Merrill Lynch Asset Management, L.P. ("MLAM") and Fund Asset Management, L.P. ("FAM") collectively beneficially hold 990,116 shares of Common Stock. This amount includes Common Stock issuable upon their conversion of Preferred Stock. The address of MLAM and FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(4) Based on a Schedule 13G/A filed in February 1999, Lazard Freres & Co. LLC beneficially holds 1,521,000 shares of Common Stock.

(5) Based on a Schedule 13G/A filed in February 1999, Founders Financial Group, L.P., Forest Investment Management LLC/ADV, Michael A. Boyd, Inc. and Michael A. Boyd collectively beneficially hold 1,459,549 shares of Common Stock.

(6) Based on a Schedule 13D/A filed jointly in December 1997 by WPN Corp., Ronald LaBow, Stewart E. Tabin and Neale X. Trangucci. Includes
         1,251,166 shares of Common Stock issuable upon exercise of options within 60 days hereof. Ronald LaBow, the Company's Chairman, is the sole stockholder of WPN Corp. Consequently, Mr. LaBow may be deemed to be the beneficial owner of all shares of Common Stock owned by WPN Corp. Mr. LaBow disclaims beneficial ownership of the options to purchase 400,000 shares of Common Stock held by WPN Corp. as nominee for Messsrs. Tabin and Trangucci, 266,666 of which are exercisable within 60 days hereof. Messrs. Tabin and Trangucci are officers and directors of WPN Corp. and disclaim beneficial ownership of all shares of Common Stock owned by WPN Corp., except for options to purchase the 400,000 shares of Common Stock held by WPN Corp. as nominee for Messrs, Tabin and Trangucci,266,666 of which are exercisable within 60 days hereof. Each of Messrs. Tabin and Trangucci holds options, exercisable within 60 days hereof, to purchase 368,333 shares of Common Stock.

(7) Based on a Schedule 13G filed in February 1999, Donald Smith & Co., Inc. beneficially holds 1,350,000 shares of Common Stock.

(8) Based on a Schedule 13G filed in February 1999, Dimensional Fund Advisors Inc. beneficially holds 1,275,325 shares of Common Stock.

(9) Based on a Schedule 13D filed in July 1999, Gabelli Funds, Inc., GAMCO Investors, Inc.,Gabelli International Limited, Gabelli Advisers, Inc., Mario J. Gabelli and Marc J. Gabelli collectively beneficially hold 1,477,983 shares of Common Stock. This amount includes Common Stock issuable upon their conversion of Preferred Stock.

(10) Based on a Schedule 13G filed jointly in February 1999, Alliance Capital Management, L.P., AXA, AXA Assurances I.A.R.D. Mutuelle ("AXAAIM"), AXA Assurances Vie Mutuelle ("AXAAVM"), AXA Conselil Vie Assurance Mutuelle ("AXACVAM"), AXA Courtage Assurance Mutuelle ("AXACAM") and The Equitable Companies, Inc. collectively beneficially hold 1,162,100 shares of Common Stock. The address of AXA is 9 Place Vendome 75001 Paris, France. The address of AXAAIM and AXAAVM is 21, rue de

         Chateaudun 75009 Paris, France. The address of AXACVAM is 100-101 Terrasse Boieldieu 92042 Paris La Defense, France. The address of AXACAM is 26, rue Louis le Grand 75002 Paris, France.

(11) Based on a Schedule 13G filed jointly in July 1999, Canyon Capital Advisors LLC, Mitchell R. Julis, Joshua S. Friedman and R. Christian B. Evensen collectively beneficially hold
         1,134,100 shares of Common Stock.

(12) Based on a Schedule 13G/A filed in January 1998, Dewey Square Investors Corp. beneficially holds 866,419 shares of Common Stock. This amount includes Common Stock issuable upon their conversion of Preferred Stock.

(13) Consists of shares of Common Stock issuable upon their exercise of options within 60 days hereof.

(14) Includes 49,999 shares of Common Stock issuable upon their exercise of options within 60 days hereof.

(15) Includes 86,667 shares of Common Stock issuable upon their exercise of options within 60 days hereof, 11,000 shares of Common Stock, and approximately 4,902 shares of Common Stock issuable upon conversion of 2,000 shares of Series B Preferred Stock owned directly by Mr. LeBlanc, and 3,000 shares of Common Stock held by Mr. LeBlanc's spouse and children.

(16) Includes 33,333 shares of Common Stock issuable upon their exercise of options within 60 days hereof, and approximately 570 shares of Common Stock issuable upon conversion of 180 shares of Series A Preferred Stock and approximately 980 shares of Common Stock issuable upon conversion of 400 shares of Series B Preferred Stock held by Mr. Nance's children.

(17) Includes 1,787,161 shares of Common Stock issuable upon their exercise of options within 60 days hereof.

                             SOLICITATION STATEMENT

         The Company will bear all expenses in connection with the solicitation of proxies. In addition to the use of the mails, solicitations may be made by the Company's regular employees, by telephone, telegraph or personal contact, without additional compensation. The Company has retained Innisfree M & A, Inc. to assist the Company in the solicitation of proxies for a fee not to exceed $15,000 plus expenses. The Company will, upon their request, reimburse brokerage houses and persons holding shares of Common Stock in the names of the Company's nominees for their reasonable expenses in sending solicited material to their principals.


                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next annual meeting of stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than November 23, 1999.


                                  OTHER MATTERS

                  Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                             By Order of the Board of Directors



                                             MARVIN L. OLSHAN
                                             Secretary

September 28, 1999

                                   APPENDIX A


                           OTHER ANTI-TAKEOVER DEVICES


PREFERRED STOCK AND COMMON STOCK

                  The Certificate of Incorporation currently authorizes the Board to issue 70,000,000 shares of capital stock of which 10,000,000 shares shall be shares of preferred stock having such rights, preferences and privileges as designated from time to time by the Board (the "Preferred Stock") without stockholder approval. Accordingly, the Board is empowered to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of Common Stock. As of the current date, 15,031,416 shares of Common Stock, 2,907,825 shares of Series A Preferred Stock and 2,975,100 shares of Series B Preferred Stock are outstanding. Under certain circumstances, the Company could use the currently authorized but unissued shares of Common Stock or Preferred Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company or to dilute the public ownership of the Company and thereby to protect the continuity of the Company's management. The Company could also privately place any such shares with purchasers who might favor the Board or management in opposing a hostile takeover bid or adopt a stockholder rights plan, commonly referred to as a "poison pill". The Company has no present knowledge of any such takeover efforts.

CLASSIFIED BOARD

                  The Certificate of Incorporation currently provides for the division of the Board of Directors into three classes of directors serving staggered three-year terms with each class being as nearly equal in number as possible. As a result, approximately one-third of the Board of Directors is elected each year. The Board of Directors believes that the Board classification helps lend continuity and stability to the management of the Company and helps assure continuity and stability in the Board's leadership and policies, since at any given time approximately two-thirds of the members of the Board of Directors have had prior experience as directors of the Company. With a classified Board of Directors, it generally takes two Annual Meetings of Stockholders (rather than one) to elect a majority of the Board of Directors. As a result, the classified Board could discourage proxy contests for the election of directors or purchases of a substantial block of stock by a potential acquirer because the classified board provisions could operate to prevent a potential acquirer from gaining control of the Board in a relatively short period of time.

DIRECTOR REMOVAL ONLY FOR CAUSE

                  Under Section 141(k) of the Delaware GCL, unless the certificate of incorporation provides otherwise, the directors of a corporation with a classified board of directors may only be removed for cause and only by the holders of a majority of the shares then entitled to vote at an election of directors. The Certificate of Incorporation currently mirrors the foregoing provision of the Delaware GCL. Generally, this provision makes it impossible for stockholders of the Company, including someone who acquires voting control, to remove immediately incumbent directors and to replace them with alternative directors, and instead requires such a person to replace incumbent directors as their terms expire over a period of up to three years, unless cause exists for such removal. This provision protects the continuity of the Board of Directors and thereby enhances the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders. This provision could have the effect of delaying an ultimate change in existing management which might be desired by a majority of the stockholders. This provision could render more difficult an attempt to acquire control of the Company without the approval of the Company's management.

ADVANCE NOTICE OF STOCKHOLDER NOMINATIONS AND PROPOSALS

                  In connection with its approval of Proposals 1 through 3 herein, the Board of Directors adopted an amendment to the By-Laws setting requirements for director nominations and other proposals by stockholders. Under these provisions stockholders must comply with a detailed notice procedure with regard to the nomination by stockholders, other than by or at the direction of the Board, of candidates for election as directors (the "Nomination Procedure") and with regard to stockholder proposals to be brought before an annual meeting of stockholders (the "Business Procedure"). The Nomination Procedure provides that only persons who are nominated by or at the direction of the Board, or by a stockholder who has given timely prior written notice to the Corporate Secretary of the Company prior to the meeting at which directors are to be elected, will be eligible for election as directors. The Business Procedure provides that stockholder proposals must be submitted in writing in a timely manner in order to be considered at any annual meeting. To be timely, notice for nominations or stockholder proposals must be received by the Company not less than 90 days nor more than 120 days prior to the first anniversary of the previous year's annual meeting (or, for annual meetings not held within 30 days before or after such anniversary, by the later of the close of business on the 90th day prior to the scheduled meeting date or the close of business on the 10th day after the date of such meeting is publicly announced or disclosed) or, for nomination for election of directors at a special meeting called for such purpose, not later than the close of business on the 10th day after the date on which the special meeting date and either the names of all nominees proposed by the Board or the number of directors to be elected shall have been publicly announced or disclosed.

                  Under the Nomination Procedure, notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must contain certain information about that person, including name and addresses, age, principal occupation, the class and number of shares of Common Stock or other capital stock beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, and certain information about the stockholder proposing to nominate that person. Under the Business Procedure, notice relating to a stockholder proposal must contain certain information about such proposal and about the stockholder who proposes to bring the proposal before the meeting.

                  The purpose of the Nomination Procedure is, by requiring a specified amount of advance notice of nominations by stockholders, to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees during the appropriate period when the Board is focused on nominations and, to the extent deemed necessary or desirable by the Board, to inform stockholders about the qualifications of the proposed nominee. The purpose of the Business Procedure is, by requiring a specified amount of advance notice of stockholder proposals, to provide a more orderly procedure for conducting annual meetings of stockholders and, to the extent deemed necessary or desirable by the Board, to provide the Board with a meaningful opportunity to analyze such proposals and to decide whether it is appropriate to either (i) omit such proposal or (ii) inform stockholders, prior to such meetings, of any proposal to be introduced at such meetings, together with any recommendation of the Board's position or belief as to action to be taken with respect to such proposal, so as to enable stockholders better to determine whether they desire to attend such meeting or grant a proxy to the Board as to the disposition of any such proposal.

                  Although the advance notice procedures do not give the Board the power to approve or disapprove stockholder nominations for the election of directors or any other proposal submitted by stockholders, they could have the effect of making more difficult a stockholder nomination for the election of directors or the submission by stockholders of proposals at a particular stockholders meeting because of the specificity of the procedures to be followed.

BOARD POWER TO FIX NUMBER OF DIRECTORS AND FILL VACANCIES

                  The Certificate of Incorporation and By-Laws of the Company currently provide that the number of directors shall be fixed exclusively by a majority of the entire Board (up to a maximum of ten directors) and that vacancies (other than vacancies resulting from removal by the stockholders), including a vacancy created by an increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, even if less than a quorum. Directorships resulting from an increase in the number of directors are to be apportioned among the classes of directors as equally as possible. A director appointed to fill any other vacancy is to hold office until the annual meeting of stockholders at which his predecessor's term expires and until his successor is duly elected and qualified. These provisions could prevent a third party seeking majority representation on the Board of Directors from obtaining such representation simply by enlarging the Board of Directors and then filling the new directorships with its own nominees. Persons attempting a takeover bid could be delayed or deterred by not being able to procedurally obtain control of the Board of Directors as quickly as they could in the absence of these provisions. For these reasons, this provision may have an anti-takeover effect.

DELAWARE LAW PROVISIONS

                  While  Section  214  of  the  Delaware  GCL  provides  that  a corporation's certificate of incorporation may provide for cumulative voting, such voting is not provided for under the Company's Certificate of Incorporation. Therefore, the holders of a majority of the shares of Common Stock can elect all of the directors being elected at any annual meeting of stockholders.

                  Section 203 of the Delaware GCL, which is applicable to the Company, may be deemed to have certain anti-takeover effects by prescribing certain voting requirements in instances in which there is a transaction between a publicly-held Delaware corporation and an "interested stockholder." Generally,
Section 203 of the Delaware GCL prohibits a publicly-held Delaware corporation from engaging in a broad range of business combinations with an "interested stockholder" (defined generally as a person owning 35% or more of a corporation's outstanding voting stock) for three years following the time such person became an interested stockholder unless: (i) before the person becomes an interested stockholder, the transaction resulting in such person becoming an interested stockholder or the business combination is approved by the board of directors of the corporation; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock of the corporation (excluding shares owned by directors who are also officers of the corporation or shares held by employee stock plans that do not provide employees with the right to determine confidentiality whether shares held subject to the plan will be tendered in a tender offer or exchange offer); or (iii) at or subsequent to the time such person became an interested stockholder, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock excluding shares owned by the interested stockholder.

                  The overall effect of Section 203 of the Delaware GCL may be to render more difficult the accomplishment of certain mergers or other acquisition of control of the Company by a principal stockholder (other than a stockholder who currently holds over eighty-five percent of the Company's Common Stock). At the same time, Section 203 may discourage persons from making a tender offer for, or acquisition of, substantial amounts of the Common Stock, which could have the effect of inhibiting changes in management and may also prevent temporary fluctuations in the Common Stock that often results from takeover attempts. In addition, by requiring a supermajority vote of stockholders to approve a business combination, Section 203 may enable a minority of the stockholders to prevent consummation of a business combination, notwithstanding the fact that a majority of the stockholders voted in favor of it, and in which stockholders might receive, for at least some of their shares, a substantial premium above the market price at the time a tender offer or other acquisition transaction is made. Thus, stockholders who might desire to participate in a tender offer may not be afforded the opportunity to do so.

PROXY

                                 WHX CORPORATION
                 (Solicited on Behalf of the Board of Directors)

The undersigned hereby (a) acknowledges receipt of the Notice of Special Meeting of Stockholders of WHX Corporation (the "Company") to be held on November 8, 1999 (the "Meeting") and the related Proxy Statement; (b) appoints Ronald LaBow and Marvin L. Olshan or either of them as Proxies, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated below, all the shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), held of record by the undersigned on September 20, 1999 at the Meeting and at any adjournments or postponements thereof; and
(d) revokes any proxies previously given.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 through 3. The Proxies will use their discretion with regard to any matter referred to in item 4.

The Board of Directors Recommends a Vote FOR Proposals 1 through 3.

         (1) To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001, to eliminate the right of stockholders to call a special meeting of stockholders and to permit only the Chairman of the Board or the Board of Directors to call special meetings of stockholders.


           --- FOR             --- AGAINST              --- ABSTAIN


         (2) To amend the Certificate of Incorporation and the By-Laws, until June 30, 2001, to eliminate stockholder action by written consent.


           --- FOR             --- AGAINST              --- ABSTAIN


         (3) To amend the Certificate of Incorporation to require, until June 30, 2001, an affirmative vote of 66-2/3% of the Voting Stock in order (a) to amend, repeal or adopt any provision inconsistent with any adopted amendments to the Certificate of Incorporation proposed herein and (b) for the stockholders to amend any provision of the By-Laws, and to adopt a corresponding amendment to the By-Laws with respect to By-Law amendments.


           --- FOR             --- AGAINST              --- ABSTAIN

         (4) To consider and transact such other business as may properly come before the Meeting or any adjournment.




Name                              Dated                                   , 1999
    -------------------------          -----------------------------------

Address:
        ---------------------          ------------------------------------
        ---------------------          ------------------------------------
                                               Signature(s)

Number of Shares Held:            (Signatures   should   conform   to  names  as
                                  registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY


                                      -ii-